Exhibit 10.1
CONFIRMATION OF INCREMENTAL FACILITIES PARTICIPATION
AND JOINDER AGREEMENT
This CONFIRMATION OF INCREMENTAL FACILITIES PARTICIPATION AND JOINDER AGREEMENT (this “Agreement”) is entered into as of December 10, 2021, among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Parent Borrower”), Americold Realty Trust, a Maryland real estate investment trust (the “Company”), the Designated Borrowers, the Guarantors, HSBC Bank USA, National Association (the “New Lender”), the Lenders party hereto (collectively, the “Existing Lenders” and each individually, an “Existing Lender”), the Letter of Credit Issuers, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, the “Administrative Agent”).
WITNESSETH
WHEREAS, the Parent Borrower, the Company, the Designated Borrowers, the Existing Lenders, the other Lenders party thereto, the Letter of Credit Issuers and the Administrative Agent are party to that certain Credit Agreement, dated as of March 26, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);
WHEREAS, the Parent Borrower has requested to increase the Facilities by $200,000,000 in the aggregate pursuant to the provisions of Section 2.14 of the Credit Agreement, with $150,000,000 allocated as an increase to the Total Revolving Credit Commitment (the “Incremental Revolving Increase”) and $50,000,000 allocated as an increase in the Term A-1 Loan Facility (the “Incremental Term Loan Increase” and together with the Incremental Revolving Increase, collectively, the “Incremental Facilities”) and, subject to the terms and conditions set forth herein and in Section 2.14 of the Credit Agreement, the New Lender and the Existing Lenders (collectively, the ”Increasing Lenders”) are willing to participate in the Incremental Facilities in the amounts set forth opposite such Increasing Lender’s name on Schedule I hereto;
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Joinder of New Lender.
(a)    The New Lender hereby agrees that from and after the Increase Effective Date, the New Lender shall have Commitments in the aggregate amount of $45,000,000 with respect to the Facilities as more particularly set forth on Schedules I and II hereto. The Loan Parties and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the Increase Effective Date be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.

(b)    The New Lender (i) represents and warrants that (x) it is an eligible assignee in accordance with the terms of Section 12.6 of the Credit Agreement, has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (y) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.
2.    Existing Lenders.
(a)    Each Existing Lender hereby agrees that on the Increase Effective Date, such Existing Lender’s Revolving Credit Commitment shall be increased by the amounts, if any, set forth opposite its name on Schedule I hereto under the caption “Incremental Revolving Increase” and such Existing Lender’s Term A-1 Commitment shall be increased by the amount, if any, set forth opposite its name on Schedule I hereto under the caption “Incremental Term Loan Increase (Term A-1 Commitment)”.
(b)    Each Existing Lender with an amount set forth opposite its name on Schedule I hereto under the caption “Incremental Term Loan Increase (Term A-1 Commitment)” hereby agrees to make a Term A-1 Loan to the Parent Borrower on the Increase Effective Date in an amount not to exceed such amount. Each such Existing Lender will make Term A-1 Loan on the Increase Effective Date in accordance with the conditions and procedures set forth in Section 2.2 of the Credit Agreement.
3.    Schedule 1.1A to the Credit Agreement. Attached hereto as Exhibit II is an amended and restated Schedule 1.1A that reflects the Incremental Facilities, and such Schedule 1.1A shall replace the existing Schedule 1.1A upon this Agreement becoming effective on the Increase Effective Date. The Administrative Agent shall post such updated Schedule 1.1A to the Lenders.
4.    Documentation Agents. On and after the Increase Effective Date, The Huntington National Bank and PNC Bank, National Association shall be Documentation Agents under the Credit Agreement.
5.    Conditions Precedent. This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Increase Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:
(a)    The Administrative Agent shall have received, in each case, in form and substance reasonably satisfactory to the Administrative Agent:
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i.    counterparts of this Agreement, duly executed by each of the Loan Parties, the New Lender, the Existing Lenders, the Letter of Credit Issuers and the Administrative Agent;
ii.    if requested by the New Lender, executed copies of a Revolving Credit Note and/or a Term A-1 Note, as applicable, in favor of the New Lender (which, to the extent delivered via e-mail (in a .pdf format) or telecopies, shall be followed promptly by originals);
iii.    a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) (1) in the case of each Designated Borrower, certifying and attaching the resolutions adopted by such Designated Borrower approving or consenting to the Incremental Facilities (except in the case of an NZ Loan Party where such certificate shall be given by a director thereof and shall confirm that the necessary resolutions have been passed and remain in full force and effect) and (2) in the case of each other Loan Party, certifying that, as of the Increase Effective Date, the resolutions delivered to the Administrative Agent on the Closing Date (which resolutions included approval to increase the maximum aggregate principal amount of all commitments and outstanding loans under the Credit Agreement to an amount at least equal to the Dollar Equivalent of $2,000,000,000) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption, and (y) in the case of the Parent Borrower, certifying to the Administrative Agent that (i) no Default or Event of Default exists on the Increase Effective Date both before and after giving effect to the Incremental Facilities and (ii) before and after giving effect to the Incremental Facilities, each of the representations and warranties made by or on behalf of any Group Member in or pursuant to the Loan Documents shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on the Increase Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date and except that for purposes of this Agreement, the representations and warranties contained in Section 6.1(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 8.1(a) and (b) of the Credit Agreement, respectively); and
iv.    favorable opinions of (x) King & Spalding LLP, counsel to the Loan Parties and (y) Venable LLP, counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Lender, as to such customary matters concerning the Incremental Facilities as the Administrative Agent may reasonably request.
(b)    all fees required to be paid by the Parent Borrower in order for this Agreement to become effective shall have been paid.
(c)    upon the reasonable request of any Lender or potential Lender made at least ten (10) Business Days prior to the Increase Effective Date, the Borrowers shall have
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provided to such Lender or potential Lender, and such Lender or potential Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case at least five (5) Business Days prior to the Increase Effective Date.
(d)    the conditions to the making of an extension of credit set forth in Section 7.2 of the Credit Agreement (other than the delivery of a Committed Loan Notice with respect to the Incremental Revolving Increase, but including a Committed Loan Notice with respect to the Term A-1 Loan to be made in connection with the Incremental Term Loan Increase on the Increase Effective Date) shall be satisfied or waived.
6.    Reaffirmation of Obligations. The Parent Borrower and each of the other Loan Parties, acknowledges and consents to all of the terms and conditions of this Agreement and the transactions contemplated by this Agreement and agrees and affirms that all of its obligations under the Loan Documents, including in the case of each Guarantor, its guarantee of the Obligations, continues to be in full force and effect and is hereby ratified and confirmed in all respects and that such obligations shall continue to be in full force and effect and are hereby confirmed and ratified in all respects, in each case, as modified hereby.
7.    Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and out-of-pocket expenses incurred in connection with this Agreement to the extent required under Section 12.5 of the Credit Agreement.
8.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Agreement may be executed using Electronic Signatures in accordance with Section 12.19 of the Credit Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Upon the reasonable request of the Administrative Agent or any Lender, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof.
9.    Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER
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THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
[Signature Pages Immediately Follow]

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IN WITNESS WHEREOF, the Borrower, the Company, the Guarantors, the New Lender, the Existing Lenders, the Administrative Agent and the Letter of Credit Issuers have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.
By: /s/ Marc J. Smernoff
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

NOVA COLD LOGISTICS ULC
By: /s/ Marc J. Smernoff
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

AMERICOLD REALTY TRUST
By: /s/ Marc J. Smernoff
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

AMERICOLD AUSTRALIAN HOLDINGS PTY LTD. ACN 117 491 291 in accordance with section 127(1) of the Corporations Act 2001 (Cth) Australia

By: /s/ Richard Charles Winnall
    Name: Richard Charles Winnall
    Title: Director

By: /s/ James Conrad Snyder
    Name: James Conrad Snyder
    Title: Director

ICECAP PROPERTIES NZ LIMITED

By: /s/ Richard Charles Winnall
    Name: Richard Charles Winnall
    Title: Director

By: /s/ James Conrad Snyder
    Name: James Conrad Snyder
    Title: Director and Secretary

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

AMERICOLD LOGISTICS, LLC
AMERICOLD REALTY OPERATIONS, INC.
AMERICOLD REAL ESTATE, L.P.
AMERICOLD TRS PARENT, LLC
ART AL HOLDING LLC
CHAMBERSBURG COLD STORAGE
LIMITED PARTNERSHIP
LANIER COLD STORAGE, LLC
MHW GROUP AT PERRYVILLE, LLC
SAVANNAH COLD STORAGE, LLC
VERSACOLD USA LLC

By: /s/ Marc J. Smernoff
    Name: Marc J. Smernoff
    Title: Chief Financial Officer

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Chris P. Burns
    Name: Chris P. Burns
    Title: Senior Vice President
[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Joe White
    Name: Joe White
    Title: Vice President

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA, as a Lender

By: /s/ Andrew T. White
    Name: Andrew T. White
    Title: Senior Vice President
[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

AGCOUNTRY FARM CREDIT SERVICES FLCA, as a Lender

By: /s/ Gustave Radcliffe
    Name: Gustave Radcliffe
    Title: Vice President
[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

COMPEER FINANCIAL, PCA, as a Lender

By: /s/ Graham J. Dee
    Name: Graham J. Dee
    Title: Director, Capital Markets

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Gavin Shak
    Name: Gavin Shak
    Title: Assistant Vice President

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

BANK OF AMERICA, N.A., as an L/C Issuer

By: /s/ Dennis Kwan
    Name: Dennis Kwan
    Title: Senior Vice President

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as an L/C Issuer

By: /s/ Brian Smolowitz
    Name: Brian Smolowitz
    Title: Vice President

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

CITIBANK, N.A., as an L/C Issuer

By: /s/ Christopher Albano
    Name: Christopher Albano
    Title: Authorized Signatory

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

ROYAL BANK OF CANADA, as an L/C Issuer
By: /s/ Brian Gross
    Name: Brian Gross
    Title: Authorized Signatory

[Signature Pages to Confirmation of Incremental Facilities Participation and Joinder Agreement]

SCHEDULE I

Increasing Lender	Incremental Revolving Increase		Incremental Term Loan Increase (Term A-1 Commitment)	Total Allocated Portion of the Incremental Facilities
	Dollar Tranche Commitment	Alternative Currency Tranche Commitment
The Huntington National Bank	$29,000,000.00	$39,000,000.00	$0.00	$68,000,000.00
PNC Bank, National Association	$4,750,000.00	$24,250,000.00	$18,000,000.00	$47,000,000.00
HSBC Bank USA, National Association	$17,250,000.00	$11,750,000.00	$16,000,000.00	$45,000,000.00
AgCountry Farm Credit Services FLCA	$12,000,000.00	$0.00	$8,000,000.00	$20,000,000.00
Compeer Financial, PCA	$12,000,000.00	$0.00	$8,000,000.00	$20,000,000.00
TOTAL:	$75,000,000.00	$75,000,000.00	$50,000,000.00	$200,000,000.00

SCHEDULE II

Schedule 1.1A
Commitments, Applicable Percentages and Sublimits
Revolving Credit Commitments

Lender	Dollar Tranche Commitment	Applicable Percentage/ Revolving Credit Commitment Percentage (Dollar Tranche)	Alternative Currency Commitment	Applicable Percentage/ Revolving Credit Commitment Percentage (Alternative Currency Tranche)	Revolving Credit Commitment	Applicable Percentage/ Revolving Credit Commitment Percentage (Total Revolving Credit Commitment)	Letter of Credit Sublimit
Bank of America, N.A.	$39,000,000.00	6.782608694%	$54,000,000.00	9.391304345%	$93,000,000.00	8.086956523%	$15,000,000.00
JPMorgan Chase Bank, N.A.	$39,000,000.00	6.782608696%	$54,000,000.00	9.391304348%	$93,000,000.00	8.086956522%	$15,000,000.00
Citibank, N.A.	$39,000,000.00	6.782608696%	$54,000,000.00	9.391304348%	$93,000,000.00	8.086956522%	$15,000,000.00
Royal Bank of Canada	$39,000,000.00	6.782608696%	$54,000,000.00	9.391304348%	$93,000,000.00	8.086956522%	$15,000,000.00
Cooperatieve Rabobank U.A., New York Branch	$33,750,000.00	5.869565217%	$45,500,000.00	7.913043478%	$79,250,000.00	6.891304348%	N/A
Truist Bank	$50,500,000.00	8.782608696%	$28,750,000.00	5.000000000%	$79,250,000.00	6.891304348%	N/A
Citizens Bank, National Association	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A

Goldman Sachs Lending Partners LLC	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
The Huntington National Bank	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
Morgan Stanley Bank, N.A.	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
PNC Bank, National Association	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
Regions Bank	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
U.S. Bank National Association	$29,000,000.00	5.043478261%	$39,000,000.00	6.782608696%	$68,000,000.00	5.913043478%	N/A
AgCountry Farm Credit Services FLCA	$47,750,000.00	8.304347826%	$0.00	0.000000000%	$47,750,000.00	4.152173913%	N/A
Raymond James Bank FSB	$29,000,000.00	5.043478261%	$0.00	0.000000000%	$29,000,000.00	2.521739130%	N/A
Compeer Financial, PCA	$37,750,000.00	6.565217391%	$0.00	0.000000000%	$37,750,000.00	3.282608696%	N/A
HSBC Bank USA, National Association	$17,250,000.00	3.000000000%	$11,750,000.00	2.043478261%	$29,000,000.00	2.521739130%	N/A
Total	$575,000,000.00	100.000000000%	$575,000,000.00	100.000000000%	$1,150,000,000.00	100.000000000%	$60,000,000.00

Term Commitments

Lender	Term A-1 Commitment	Applicable Percentage (Term A-1 Loan Facility)	Term A-2 Commitment	Applicable Percentage (Term A-2 Loan Facility)
Bank of America, N.A.	$11,213,235.29	6.407563023%	C$24,920,197.34	9.968078936%
JPMorgan Chase Bank, N.A.	$0.00	0.000000000%	C$24,920,197.34	9.968078936%
Citibank, N.A.	$11,213,235.29	6.407563023%	C$24,920,197.33	9.968078932%
Royal Bank of Canada	$11,213,235.29	6.407563023%	C$24,920,197.33	9.968078932%
Cooperatieve Rabobank U.A., New York Branch	$9,705,882.35	5.546218486%	C$20,313,406.85	8.125362740%
Truist Bank	$9,705,882.35	5.546218486%	C$20,313,406.85	8.125362740%
Citizens Bank, National Association	$8,235,294.12	4.705882354%	C$18,282,066.16	7.312826464%
Goldman Sachs Lending Partners LLC	$8,235,294.12	4.705882354%	C$18,282,066.16	7.312826464%

The Huntington National Bank	$8,235,294.12	4.705882354%	C$18,282,066.16	7.312826464%
PNC Bank, National Association	$22,632,352.94	12.932773109%	C$0.00	0.000000000%
Regions Bank	$8,235,294.12	4.705882354%	C$18,282,066.16	7.312826464%
U.S. Bank National Association	$8,235,294.12	4.705882354%	C$18,282,066.16	7.312826464%
AgCountry Farm Credit Services FLCA	$15,132,352.94	8.647058823%	C$0.00	0.000000000%
Raymond James Bank FSB	$3,602,941.18	2.058823531%	C$18,282,066.16	7.312826464%
Compeer Financial, PCA	$23,404,411.77	13.373949583%	C$0.00	0.000000000%
HSBC Bank USA, National Association	$16,000,000.00	9.142857143%	C$0.00	0.000000000%
Total	$175,000,000.00	100.000000000%	C$250,000,000.00	100.000000000%